Exhibit 99.1 Corporate Overview November 2021

Forward Looking Statements Statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on the company’s current beliefs and expectations and include, but are not limited to: the company’s expectation regarding the opportunities for, and the therapeutic and commercial potential of, its vaccine product candidates; the company’s ability to advance its development program and achieve the noted development milestones in 2022; and the sufficiency of the company’s current cash, cash equivalents, and investments to fund its operations through at least 2024. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in the company’s business, including, without limitation: the early stage of the company’s development efforts; the company’s approach to the development of vaccine candidates, including its plan to pursue a combination bivalent RSV/hMPV VLP vaccine candidate, which is a novel and unproven approach; potential delays in the commencement, enrollment, and completion of clinical trials and preclinical studies; the company’s dependence on third parties in connection with manufacturing, research, and preclinical and clinical testing; unexpected adverse side effects or inadequate efficacy of the company’s product candidates that may limit their development, regulatory approval, and/or commercialization; results from preclinical studies or early clinical trials not necessarily being predictive of future results; competing approaches limiting the commercial value of the company’s vaccine candidates; regulatory developments in the United States and other countries; the company’s ability to obtain and maintain intellectual property protection for its product candidates and maintain its rights under intellectual property licenses; the company’s ability to fund its operating plans with its current cash, cash equivalents, and investments; the company’s ability to maintain undisrupted business operations during the COVID-19 pandemic, including with respect to clinical trials, manufacturing, and supply chain; and other risks described in the company’s filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in the company’s Form 10-Q for the quarter ended September 30, 2021 and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Icosavax, Inc. 2

Leadership Executive Team Scientific Advisory Board Neil King, Ph.D. Adam Simpson Chair Chief Executive Officer Ralf Clemens, M.D. Doug Holtzman, Ph.D. MPH Chief Scientific Officer Jean-Paul Prieels, Ph.D. Niranjan Kanesa-thasan, M.D. MTMH Chief Medical Officer David Baker, Ph.D. Tom Russo Chief Financial Officer Christian Mandl, M.D. Ph.D. Cassia Cearley, Ph.D. Barney Graham, M.D. Ph.D. Chief Business Officer Elizabeth Bekiroğlu Board of Directors General Counsel Mark McDade (Chair) Adam Simpson Terry Gould Qiming USA CEO Adams Street Charles Richardson, Ph.D. Ann Veneman Heidi Kunz Peter Kolchinsky, Ph.D. SVP, Technical Operations Former EVP & CFO of Former Executive RA Capital Blue Shield of CA Director, UNICEF Icosavax, Inc. 3

Novel VLP technology platform to develop vaccines against multiple viral respiratory pathogens Recombinant virus-like particle (VLP) platform designed in silico to apply potential advantages of naturally occurring VLPs to other viral indications of interest • VLP technology licensed from the Institute of Protein Design at the University of Washington • Naturally occurring VLPs known to induce robust, broad and durable responses Broad pipeline with multiple candidates targeting viral respiratory pathogens in older adults, a population less likely to respond to conventional vaccines Bivalent RSV-hMPV candidate for older adults, incorporating the DS-Cav1 prefusion RSV F antigen previously studied in a Phase 1 study SARS-CoV-2 candidate, a potential booster vaccine with potential for broad protection against SARS-CoV-2 variants Experienced team with expertise in protein design and vaccine development supported by leading healthcare investors and distinguished Scientific Advisory Board Icosavax, Inc. 4

Recent highlights Progressing multiple assets in the clinic • Initiated a Phase 1/1b clinical study of IVX-121 RSV vaccine candidate in adults and older adults – Dosing began in September 2021 – Interim top-line data expected in H1 2022 – Planned subsequent development as part of a combination RSV/hMPV vaccine (IVX-A12) • Initiated a Phase 1/2 clinical study of IVX-411 SARS-CoV-2 vaccine candidate in adults – Dosing now complete in part 1 (SARS-CoV-2 naïve subjects) and part 2 (previously vaccinated subjects) – Interim top-line data expected in H1 2022 Expanded executive leadership team • Appointed Elizabeth Bekiroglu to executive team as General Counsel in September Well funded to capitalize on clinical strategy • Completed successful IPO in July, raising gross proceeds of $209.3 million • Strong cash position of $293.9M at 9/30/2021, with runway through at least 2024 Icosavax, Inc. 5

Icosavax pipeline of vaccine candidates against respiratory diseases

TARGET INDICATION	ANTIGEN	LEAD CANDIDATE SELECTION	IND-ENABLING STUDIES	PHASE 1	PHASE 2	PHASE 3	NEXT ANTICIPATED MILESTONE	COMMERCIAL RIGHTS
RSV/hMPV Bivalent*	RSV Monovalent	IVX-121					Phase 1/1b interim data 1H 2022	ICOSAVAX
	RSV/hMPV Bivalent	IVX-A12					IND Submission 1H 2022	ICOSAVAX
SARS-CoV-2^	Original RBD Sequence	IVX-411					Phase 1/2 interim data 1H 2022	ICOSAVAX
	Variant RBD	IVX-421						ICOSAVAX

*^ VLP technology underlying all candidates is licensed from the University of Washington

* Icosavax does not plan to pursue the IVX-121 RSV monovalent candidate as a standalone candidate for RSV in older adults, and plans to transition development to the IVX-A12 bivalent RSV/hMPV candidate following Phase 1. The RSV antigen incorporated into IVX-121 is licensed from the National Institutes of Health; key mutations in the hMPV antigen incorporated into IVX-A12 are licensed from the National Institute of Health and the University of Texas at Austin

^ Icosavax has worldwide nonexclusive rights with exception of South Korea (which is not included in the licensed territory), which will convert to exclusive rights in North America and Europe (including Switzerland and United Kingdom) starting in 2025, with non-exclusivity maintained elsewhere

Icosavax, Inc. 6

While vaccinations have historically been focused on infants and young children, the unmet need for vaccines in older adults is increasingly recognized INITIAL TARGET POPULATION Pregnant women 0-6 months 6-60 months Children - adults Older adults Boosted pre-existing Passive Boosted and acquired immunity immunity Previous risk of Previous risk of Risk severe severe disease disease WANING IMMUNITY WITH TIME CREATES RISK FOR INFECTION AND HOSPITALIZATION Older Adult Maternal Infant Immunization Immunization Immunization Icosavax, Inc. 7 Adapted from B. Graham, NIH, ResViNet 2017 presentation [NT Ab]

Icosavax Computationally Designed VLP Platform Icosavax, Inc. 8

Virus-like particle vaccines allow for multivalent antigen display; potential to induce more robust and durable immune responses compared with soluble antigens Soluble antigen VLP-based antigen POTENTIAL FOR: Weaker Activation Signals and Lower Level of Antibodies Stronger signals to activate immune system Shorter duration of immune response Longer duration of immune response VLP size (20-100 nm) allows efficient trafficking to lymph nodes. Multivalent antigen presentation enables cross-linking of B-cell receptors in the lymph nodes, potentially leading to stronger immune responses Adapted from Schiller and Lowy, Vaccine 2018 Icosavax, Inc. 9

VLPs have been tried, tested and approved – with several potential benefits

There are several naturally occurring VLP vaccines on the market (e.g., HPV, HBV) or in development (e.g., norovirus) that demonstrate the potential benefits of the approach:

- Magnitude of response: Despite immunosenescence in older adults, ability to induce high neutralizing titers comparable to younger adults (e.g., norovirus)
- Breadth of response: Potential to induce cross-protective immune responses against related virus strains not included in the vaccine (e.g., HPV, norovirus)
- Duration of immunity: HPV/HBV vaccines protect for >5 years
- Limited reactogenicity
- Potency in either primary or booster vaccination
- Multivalent potential, combining proteins from multiple related pathogens (e.g., human papillomavirus, norovirus)


2015
Malaria vaccine: Mosquirix (RTS,S)
2011
Hepatitis E vaccine (licensed in China)
2007
Human Papillomavirus (HPV) vaccine:
Cervarix and Gardasil
1981
1st VLP based vaccine licensed for humans
Hepatitis B virus (HBV)
1973
1st publication about VLP

Historic and emerging data have supported the potential benefits of VLP-based vaccines including magnitude, breadth and durability

Icosavax, Inc.

Gomes et al., 2018; Rappuoli R. and Serruto D., 2019; Sherwood et al., 2020; Gara et al., 2015; PATH Single-Dose HPV Vaccine Evaluation Consortium, 2019

10

Recent SARS-CoV-2 vaccine data support the robust magnitude of response that has been achieved utilizing VLP-based vaccines

TECHNOLOGY TYPE	FOLD CHANGE YA NTS/HCS*	EFFICACY (%) ORIGINAL STRAIN*
VLP	~5-10	TBD
Soluble protein/ micelle	~4	96
mRNA	~3-4	94-95
Ad vector	~1	62-90

Clinical studies evaluating the VLP approaches have shown the highest fold change over Human Convalescent Sera (HCS), a measure closely correlated with protection, seen by vaccines assessed clinically to date

VLP display of antigens potentially drives a high magnitude immune response that may be less impacted by immunosenescence; similar titers between younger and older adults (YA, OA) were observed by the Medicago VLP candidate in SARS-CoV-2 and the HilleVax/Takeda norovirus VLP vaccine candidate

*Not a head-to-head analysis. Results are from separate studies conducted by third parties, presented for illustrative purposes only.
Sources: Gobeil et al. (2021), medRxiv preprint; Covax compilation of published vaccine data; company press releases.

Icosavax, Inc. 11

However, there have been several limitations of VLP technologies NATURAL VLPs/PROTEIN DESIGN FEATURES OF ICOSAVAX ATTRIBUTE ENVELOPED VLPs CARRIERS 2-COMPONENT VLPs Incorporation of complex Limited ✔✔ heterologous antigens Ease of viral clearance/purification Poor ✔✔ Yield/ability to manufacture Poor ✔✔ Valency and geometry of Constrained ✔✔ antigen presentation “An effective way to address these limitations has gradually emerged through studies of self-assembling * proteins, which can be used as nanoparticles mediating multi-copy antigen display.” *Lopez-Sagaseta et al., CSBJ 2016 Icosavax, Inc. 12

The Icosavax VLP platform is a scalable recombinant protein technology designed for multivalent display of complex viral antigens


Component A
(antigen-specific)
hMPV
RSV
SARS-CoV-2
Component B
(common)
IVX-241
IVX-121
IVX-411

- **Two-component manufacturing – each component uses standard recombinant protein production and purification**
- **Component A**
  - Consists of a trimeric protein that is genetically fused to the target antigen
  - Antigen properly folds to display neutralizing epitopes before assembly into VLP
  - Trimer stable at >70ºC – with potential to confer stability to entire VLP
- **Component B**
  - Common component can be used across multiple vaccine candidates
- **VLP self-assembles when components combined**
- **Icosahedral symmetry and particle size of VLP mimics viral properties to potentially enhance immunogenicity**
  - Demonstrated pre-clinically in RSV, SARS-CoV-2, influenza, hMPV, PIV, HIV, malaria, etc.

Potential to scale and manufacture at low-cost relative to other vaccine modalities

Icosavax, Inc. 13

RSV/hMPV Bivalent Vaccine Candidate Icosavax, Inc. 14

There are no marketed vaccines for RSV or hMPV, two of the leading viral causes of pneumonia in older adults



Top 5 Pathogens Detected in Adults Hospitalized with Community-Acquired Pneumonia (EPIC Study) (Pre-COVID-19)
Challenging to vaccinate
(100s of strains)
Approved vaccines exist
~$5B in sales
Approved vaccines exist
~$8B in sales
No approved vaccines
25%
20%
15%
10%
5%
0%
Human rhinovirus
Influenza A/B
S. pneumoniae
Human metapneumovirus
Respiratory syncytial virus
Bacterial
Viral

- **Lower respiratory infection and pneumonia is the leading cause of death & hospitalization from infections and the fourth highest cause of death globally**
  - >1M deaths globally in adults ≥70 yrs of age
- **Prevention of pneumonia is a growing opportunity**
  - World adult population over 60 expected to double to 22% by 2050
- **No vaccines currently exist for either respiratory syncytial virus (RSV) or human metapneumovirus (hMPV)**
  - Estimated 177,000 hospitalizations and 14,000 deaths in US are attributable to RSV in adults ≥65 years
  - Data supports similar morbidity and mortality from hMPV as that seen with either RSV or influenza

There is a substantial unmet medical need and commercial opportunity for vaccines targeting the viral causes of pneumonia in older adults

Jain S et al., Clin Chest Med (2017); GBD 2015 LRI Collaborators. Lancet Infect Dis (2017); Walsh et al., Arch Internal Med (2008); World Heath Organization

Icosavax, Inc.
15

Icosavax's first combination vaccine candidate IVX-A12 is designed to target both RSV and hMPV in a single vaccine candidate

RSV and hMPV are related *Pneumoviridae* and have overlapping seasonal circulation

Both viruses are common with high re-infection rates

The goal for both is to target the F protein as it is responsible for viral cell entry

RESPIRATORY SYNCYTIAL VIRUS (RSV)

Medical Need:

- Found in 8% of U.S. adults hospitalized for pneumonia where pathogen detected
- 16.1% likelihood of ICU admission and 5.2% likelihood of death
- Symptoms include cough, fatigue, dyspnea, congestion, wheezing, fever

HUMAN METAPNEUMOVIRUS (hMPV)

Medical Need:

- Found in 11% of U.S. adults hospitalized for pneumonia where pathogen detected
- 16.5% likelihood of ICU admission and 3.9% likelihood of death
- Symptoms include cough, wheezing, dyspnea, congestion, fatigue



IVX-121
RSV VLP
IVX-241
hMPV VLP
+
IVX-A12
RSV/hMPV
Bivalent
Vaccine
Candidate

Clinical precedent for use of VLPs for combination vaccines targeting related pathogens (e.g., human papillomavirus, norovirus)

Icosavax utilizing <u>pre</u>fusion stabilized F antigens for display on VLP

Jain, 2015; Widmer, 2012; Walsh, 2008; T Shi, 2019

Icosavax, Inc. 16

High levels of neutralizing antibody titers have been correlated with reduced risk of infection and disease

Decreased Risk of ARI due to RSV Correlated with High Neutralizing Titers

GEOMETRIC MEAN NAB TITER (GMT LOG_2)	OR OF ARI^
<9.01	2.92
11.1-12.0	0.86
>13.0	0.22

Every log_2 increase in nAb titer correlates with reduced risk of disease

- Phase 2 Sanofi study of a postfusion RSV vaccine in high-risk elderly; followed subjects for 2 years and tracked RSV infection (PCR)
- Found increase in neutralization titers highly correlated with decrease in ARI odds ratio

Decreased Risk of hMPV Infection Correlated with High Neutralizing Titers



100
80
60
40
20
0
% Infected
74
67
37
35
<10
10.0-10.5
10.5-11.2
>11.2
Log 2 MNA titers

- Small study of infected adults and age-matched uninfected control subjects
- Higher serum hMPV neutralizing antibody levels protected against hMPV infection in adults

Every log_2 improvement in neutralizing antibody titers believed to lead to a clinically relevant improvement in disease outcome

^OR = odds ratio; defines the relative risk of acute respiratory infection (ARI) for individuals with a specific level of neutralizing antibody

Falsey, ResViNet, Malaga 2017 (data adapted for table on left); data from Falsey et al., JID 2008; Walsh 2004; Falsey 2010

Icosavax, Inc. 17

Prefusion RSV-F protein is potentially the key to generating high neutralizing antibody titers

Postfusion F protein



Postfusion protein subunit vaccines

Prefusion F protein



Prefusion stabilized protein subunit vaccines
(e.g., DS-Cav1)

IVX-121



VLP with multivalent display of stabilized prefusion proteins

COMPANIES & TECHNOLOGIES:

Subunit	Particle
sanofi pasteur The vaccines division of sanofi-aventis Group	NOVAVAX

Older Adults Neutralizing Titer Geometric Fold Rise (GMFR) ~2-4x

Proof of concept Subunit (Ph1)	Recombinant vector or mRNA	Subunit
NIH National Institutes of Health	janssen	gsk
DS-Cav1 Adult Neutralizing Titer GMFR ~10x	mRNA moderna	Pfizer

VLP
ICOSAVAX

Graham et al. 2015; Ruckwardt et al 2021

Icosavax, Inc.
18

NIH recently published long-term immunogenicity and full dose range data from the Phase 1 DS-Cav1 study


RSV A neutralisation
50 μg
150 μg
500 μg
Log2 international units/mL
16
14
12
10
8
6
*
**
*
Week 0
Week 4
Week 44


RSV B neutralisation
16
14
12
10
8
6
**
***
*
Week 0
Week 4
Week 44

- **Study was conducted in younger adults (N=95)**
  - Can provide a reference point for Phase 1 portion of IVX-121 study
- **Dose range 50, 150 and 500 mcg +/- alum**
  - Transient dose effect at week 4, marginal at week 44
  - Effect of alum adjuvant minimal in this population
- **Neutralizing antibody responses to RSV A and B of similar magnitude, with both significantly higher than baseline**
  - RSV A nAb Abs highly correlated with RSV B nAb
  - RSV A ~10x above baseline at week 4 and ~3 – 4.5x above baseline at week 44; opportunity to improve on antibody persistence
- **Second dose at 12 weeks did not affect long term immunogenicity – following interim, switched to single dose**

Overall, data support selection of DS-Cav1 as antigen in IVX-121 and IVX-121 Phase 1 design

Icosavax, Inc.

Ruckwardt 2021; *Lancet Respiratory Dis*; ****p<0·0001, ***p<0·001, **p<0·01, and *p<0·05; Alum adjuvanted and non-adjuvanted data combined in figure

19

IVX-121 has the potential to induce higher neutralizing antibody titers than the soluble prefusion DS-Cav1 antigen, which could lead to greater disease prevention

Naïve non-human primates

Neutralizing Antibody Titer



Neutralization titer (1/ID50)
10^6
10^5
10^4
10^3
10^2
<5.2E2 7.9E3
16
16
Soluble
VLP

Induction of Antigen-specific LLPCs in Bone Marrow



Antigen- Specific ASC per 10^6 cells
500
400
300
200
100
0
Soluble
VLP

Rhesus macaques; N=4-5 (LLPC data assessed in 3 from each group) w/ SWE adjuvant
Left graph (A): 2 doses @ 0, 4 wks; readout wk 16
Right graph (B): 3 doses @ 0, 4, 16 wks; readout wk 18

- Display of DS-Cav1 on a VLP resulted in a log_{10} increase in neutralizing titers vs. soluble antigen in naïve NHPs
- VLP display also resulted in an increase in long-lived plasma cells in bone marrow, an early marker of a potential durable immune response

RSV-primed mice

Neutralizing Antibody Titers after a Single Immunization in Primed Mice



Log2 Fold Rise +/- SEM^
5
4
3
2
1
0
*
0.01
0.10
0.30
1.00
microgram (mcg) antigen
(DS-Cav1 equivalents)
IVX-121
DS-Cav1

Balb/C mice primed with intranasal 10^5 RSV/A; N=9/10 w/out adjuvant
One dose @ 12 weeks after infection
^SEM = standard error of log_2 transformed fold rise in antibody titers; *p= 0.011 (t-test); p= 0.024 (Wilcoxon test)

- Display of DS-Cav1 on a VLP resulted in a log_2 increase in neutralizing titers vs. soluble antigen in primed mouse at certain doses and a dose-sparing effect
- Moving from a naïve (initial NHP data) to primed model compressed the increase in neutralizing titers of the VLP over soluble antigen

Neutralizing titer and duration improvements of VLP over soluble antigen has the potential to be clinically meaningful

Icosavax, Inc.
Marcandalli et al., 2019; Icosavax unpublished data 20

IVX-121 Ph1/1b Trial Design in healthy adults and healthy older adults

PHASE 1

- First-in-Human dose escalation
- Healthy younger adults 18 - 45 yrs
- 6 treatment groups: 3 dosage levels IVX-121 +/- alum adjuvant
- N ≈ up to 90

Allows comparison of safety & immunogenicity to NIH DS-Cav1 Phase 1, Pfizer and other YA trials

PHASE 1B

- Healthy older adults 60 - 75 yrs
- 6 treatment groups: 3 dosage levels IVX-121 +/- alum adjuvant
- N ≈ up to 217

Allows comparison of safety and immunogenicity to GSK and other OA trials, as well as direct in-study comparison of YA vs. OA responses

PHASE 1B REVACCINATION

Preliminary; subject to change

- Subset of expanded Ph1b cohort
- Extended 6 mos follow up
- Revaccination at 12 months after initial vaccination

Long term safety and immunogenicity in OA; booster responses in OA

Phase 1/1b study initiated in Sept. 2021; following Phase 1/1b trial, we plan to combine IVX-121 with our hMPV candidate for further clinical development of the IVX-A12 RSV/hMPV bivalent candidate

Icosavax, Inc. 21

Icosavax has selected a prefusion stabilized F hMPV antigen for incorporation into IVX-241

Postfusion F Protein


6HB
Fused membrane
Fusion Peptide

Mas et al., 2016



Prefusion F Protein


Glycan
N172
Glycan
N57
Glycan
N353
Viral membrane
Pre-fusion F trimer

Battles et al., 2017



- **Similar to RSV, the critical hMPV F protein target undergoes a confirmational change upon fusing to the cell membrane**
  - Prefusion structure likely needed to maintain full complement of neutralizing epitopes and generate strongest immune response
- **Also similar to RSV, hMPV has two genetic lineages hMPV/A and hMPV/B that co-circulate and have strong sequence homology**
- **Icosavax has selected a prefusion stabilized hMPV/A candidate (IVX-241)**
- **IVX-241 has been combined with IVX-121 to formulate the bivalent hMPV-RSV vaccine candidate IVX-A12**

Icosavax has exclusively licensed rights to the prefusion stabilized F antigen incorporated into IVX-241 in all fields other than mRNA

Icosavax, Inc. 22

Preliminary studies indicate RSV and hMPV two-component VLPs can be combined to generate a bivalent immunogen (IVX-A12) without significant immune interference



RSV/A
log2 RSV/A neutralizing titer
14
12
10
8
6
4
2
0
IVX-121
IVX-A12
hMPV/A
log2 hMPV/A neutralizing titer
14
12
10
8
6
4
2
0
IVX-241
IVX-A12

- **Study performed in cotton rats**
- **1 ug VLP in monovalent groups; 1 ug of each VLP in bivalent groups**
  - IVX-121 = RSV monovalent VLP
  - IVX-241 = hMPV monovalent VLP
  - IVX-A12 = RSV + hMPV bivalent mixture of VLPs
- **No significant difference in either RSV or hMPV titers for monovalent vs bivalent formulations**
- **Final formulation expected to be determined through clinical evaluation**

Proof of concept for potential of bivalent VLP IVX-A12 to provide high neutralizing antibody titers against both RSV and hMPV

Icosavax, Inc.
23

IVX-A12 potential Ph 1 and 2 trials in healthy older adults Preliminary study designs, are subject to change PHASE 1 PHASE 2 FACTORIAL PHASE 2 DURATION • Objective: Safety and immunologic • Objective: Long-term safety and • Objective: Safety and immunogenicity of non-interference between VLPs in duration (multiple years) of bivalent (RSV/hMPV) formulations bivalent vaccine; dose selection immunogenicity • Subjects: Healthy younger and older adults • Subjects: Healthy older adults • Subjects: Healthy older adults • Formulations: • Formulations: – Constant RSV dose + multiple hMPV dose – Multiple RSV and hMPV bivalent levels ratios to be assessed – 1 and 2 dose regimens – Adjuvanted or non-adjuvanted formulations – With and without adjuvant We plan to design Phase 2 studies to assess safety and immunologic non-interference between RSV and hMPV VLPs, in order to determine the optimal bivalent formulation and inform clinical endpoints to be used for a potential POC Phase 2b efficacy study Icosavax, Inc. 24

Competitive landscape of RSV, hMPV and combination RSV/hMPV vaccines for older adults Preclinical Phase 1 Phase 2 Phase 3 Prefusion RSV-F+alum VLP RSV+hMPV GSK Prefusion RSV-F + ASO1 Subunit / Pfizer Prefusion RSV-F + alum Soluble Antigen Moderna* RSV-F Nucleic Acid Janssen Adenovirus (AdVac) RSV-F Recombinant Bavarian Nordic Vector MVA RSV-F Codagenix RSV Live- Icosavax is an early mover on Meissa Meissa Attenuated hMPV RSV developing a vaccine candidate for hMPV and an RSV/hMPV combination RSV monovalent hMPV monovalent *Moderna aiming to start Ph 2/3 by end 2021; with RSV-hMPV bivalent stated vision of a pan-respiratory vaccine in adults Icosavax, Inc. 25 RSV-F = RSV F (fusion) protein antigen Most technologically competitive w/ Icosavax

A vaccine against RSV has the potential to be recommended by policy makers, which could drive rapid coverage and uptake; a combination RSV+ vaccine may be preferred by vaccinators

Policy makers and payors:

Anticipated recommendations for a RSV vaccine in adults

Legend: ✓ Adequate population; ✓ (grey) Need more data

	60+	18+ at risk and pregnant women
ACIP (US)	Adequate population	Need more data
EU NITAGs (EU)	Adequate population	Need more data
Payers US	Adequate population	Need more data
Payers EU5	Adequate population	Need more data

Vaccinators:

Impact of policy recommendations and preference for combo vaccines



100
80
60
40
20
0
87
90
Importance of recommendation
Preference for combined RSV+hMPV
Combo
Mono
Important
Neutral to not important

- **Icosavax has completed an extensive primary and quantitative research campaign***
  - 35 interviews with U.S. and EU payors and policy makers
  - Quantitative survey with 140 U.S. vaccinators (physicians and pharmacists)
- **Data from the campaign supported our hypotheses:**
  - Once launched, any effective^ RSV vaccine targeting the older adult population could be included in policy guidelines (e.g., ACIP) and on formularies
    - Applies to both monovalent and combination vaccines
  - Policy recommendations drive immediate vaccine utilization
  - Efficacy was the major driver of preference share
  - If efficacy "equal" (within 25%), policy makers and vaccinators strongly preferred combination vaccines (more illness prevented w/ fewer vaccinations)

**Conducted by Research Partnership; ^minimal efficacy for inclusion in policy recommendations likely to be 50% reduction in severe infection due to pathogen of interest*

Icosavax, Inc.
26

SARS-CoV-2 Vaccine Candidate Icosavax, Inc. 27

IVX-411 utilizes the Icosavax VLP technology platform and is designed to display receptor binding protein (RBD) antigen for SARS-CoV-2



Spike glycoprotein
"S-2P"
RBD
RBD fused to
Component A
20×
12×
Component B
RBD nanoparticle vaccine

- RBD critical functional domain of spike protein responsible for interaction with ACE2 receptor
- ~90% of neutralizing antibodies generated following infection in humans bind RBD - multiple epitopes lowers the likelihood of virus escape through mutation

We have a worldwide non-exclusive license from University of Washington (with the exception of South Korea), with exclusive license in U.S. and Europe starting in 2025

Icosavax, Inc.

Piccoli et al. (2020) Cell; Walls AC & Fiala B et al. (2020) Cell

28

Icosavax is conducting Ph 1/2 studies to demonstrate "prime-boost" and "universal booster" potential of IVX-411

PH 1/2 PART 1: PRIMARY IMMUNIZATION WITH IVX-411

- **Candidate:** IVX-411 (VLP with original strain RBD antigen)
- **Subjects:** 84 Adults (18-69 years of age); seronegative
- **Regimen:** 2 doses on Days 0 and 28
- **Formulation:** aqueous or MF59-adjuvanted; 3 dose levels assessed
- **Part 1 dosing complete**

PH 1/2 PART 2: BOOST PREVIOUSLY VACCINATED WITH IVX-411

- **Candidate: IVX-411**
- **Subjects:** 84 Adults (18-69 years of age); SARS-CoV-2 seropositive due to prior vaccination with licensed SARS-CoV-2 vaccines
- **Regimen:** 1 dose
- **Formulation:** aqueous or MF59-adjuvanted; 3 dose levels assessed
- **Part 2 dosing complete**

ADDITIONAL CLINICAL PLANS

Preliminary; subject to change

- **Expanded evaluation in previously vaccinated**
  - Incorporating QIV co-administration
- **Ph 2 study in previously infected subjects**

*All studies will evaluate safety and neutralizing titers against SARS-CoV-2 **and** variant strains relative to convalescent sera

Data from the planned Phase 2 studies expected to be used to select final formulation and inform potential paths forward in naïve, previously vaccinated, and previously infected subjects

Icosavax, Inc. 29

IVX-411 induced high neutralizing antibody titer against SARS-CoV-2 original strain and variants of concern in mice PNA Neutralizing Titer (B.1.351) PNA Neutralizing Titer (B.1) PNA Neutralizing Titer (B.1.351) PNA Neutralizing Titer (B.1) 5 10 5 10 4 4 10 10 B.1.351 B.1 PSEUDO- FOLD DROP SERA PSEUDO- NEUTS (B.1 / B.1.351) NEUTS 3 3 10 10 IVX-411 + ~27,000 ~26,000 1.0 MF59 2 2 10 10 HCS 3,491 154 22.7 1 1 10 10 Emergence of variant strains and limited duration of mRNA vaccines have created gaps in the need for additional vaccines even in high income countries Icosavax, Inc. 30 30 IVX-411 Aqueous (1ug) IVX-411 MF59 (1ug) HCS IVX-411 Aqueous (1ug) IVX-411 MF59 (1ug) HCS NT50 titers NT50 titers

While the COVID-19 landscape is crowded, there are only a few VLPs in development COVID Clinical Landscape – September 2021 4 18 We believe VLP-based vaccines have the potential to show robust titers clinically - to date this 7 hypothesis has been supported by published Medicago eVLP Ph 2 data as well as announced data 9 2 on the SK VLP candidate and Expres2ion / AdaptVac 13 / Bavarian Nordic cVLP candidate 2 14 4 1 2 2 2 2 1 4 5 4 6 3 2 2 MA R K E T ED PH 3 PH 2 & PH 1 & Note: LAV = live attenuated virus; IV = inactivated virus; VV = viral vector; PS = protein PH 2 /3 PH 1 /2 subunit; VLP = virus like particle Source: WHO Vaccine Tracker; Company websites and press releases LAV IV VV RNA DNA PS VLP Icosavax, Inc. 31

Icosavax Recap Icosavax, Inc. 32

Novel VLP technology with multiple near-term value inflection points $209.3 million gross proceeds raised in July 2021 IPO ACHIEVED 1H 2022 PLANNED SUBSEQUENT KEY ANTICIPATED CANDIDATE INDICATION MILESTONES IN 2021 MILESTONES MILESTONES DP release; Plan to transition development to IVX-A12 CTA approval; Phase 1 Data IVX-121 RSV bivalent RSV/hMPV candidate Ph 1 Initiated Phase 1 initiation and data hMPV candidate selection IND submission IVX-A12 RSV/hMPV Phase 2 initiation and data DP release; Phase 1/2 Data IVX-411 SARS-CoV-2 CTN approval; Phase 2 data (previously infected) (naïve / prev. vaccinated) Phase 1/2 Initiation Cash balance currently expected to be sufficient to fund operations through at least 2024 Icosavax, Inc. 33